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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934

      Date of Report (Date of earliest event reported): January 22, 1997

                           CoreStates Financial Corp
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              (Exact name of registrant specified in its Charter)


                Pennsylvania         0-6879          23-1899716
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                (State or other      (Commission     (IRS Employee
                jurisdiction of      File Number)    identification No.)
                incorporation)

                    Centre Square West, 1500 Market Street
                   Philadelphia, Pennsylvania               19101
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            (Address of principal executive offices)        (Zip Code)


          Registrant's telephone, including area code: (215) 973-7488
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        (Former name and former address, if changed since last report)
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Item 5.  Other Events.
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     The information set forth in the earnings news release of CoreStates
Financial Corp as Exhibit 99(a) and the consolidated financial highlights (unaudited) of CoreStates Financial Corp as Exhibit 99(b) are incorporated by reference and made a part hereof.


Item 7.  Exhibits.
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99(a)    CoreStates Financial Corp Earnings News Release dated January 22, 1997.


99(b) CoreStates Financial Corp Consolidated Financial Highlights (Unaudited) for three months and twelve months ended December 31, 1996 and 1995.

                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORESTATES FINANCIAL CORP
                                              (Registrant)



                                        By /s/ Christopher J. Carey
                                           ------------------------------
                                           Christopher J. Carey
                                           Senior Vice President


Dated: January 22, 1997
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                                 Exhibit Index
                                 -------------


Exhibit No.                                                    Page
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99(a)          CoreStates Financial Corp Earnings News
               Release dated January 22, 1997                    4

99(b)          CoreStates Financial Corp Consolidated
               Financial Highlights (Unaudited) for three
               months and twelve months ended December 31,
               1996 and 1995.                                    9

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